Exhibit 99.1



                            UNITED STATES OF AMERICA
                                   Before the
                          OFFICE OF THRIFT SUPERVISION


----------------------------------------
In the Matter of                         )
                                         )
Brookline Bank,                          )
Brookline, Massachusetts                 )
OTS No. 17777,                           )
                                         )
             v.                          )
and its subsidiaries, including          )
                                         )        Order No.: NE-08-36
EASTERN FUNDING LLC,                     )
New York City, New York                  )   Effective Date: February 20, 2009
                                         )
                                         )
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                            ORDER TO CEASE AND DESIST
                            -------------------------

WHEREAS, Brookline Bank (Association), Brookline, Massachusetts, OTS Docket No. 17777 and Eastern Funding LLC (Eastern Funding), New York City, New York, by and through the Association's Board of Directors (Board) has executed a Stipulation and Consent to the Issuance of an Order to Cease and Desist (Stipulation); and

WHEREAS, the Association, and Eastern Funding, by executing the Stipulation, have consented and agreed to the issuance of this Order to Cease and Desist (Order) by the Office of Thrift Supervision (OTS) pursuant to 12 USC ss. 1818(b);

WHEREAS, pursuant to delegated authority, the OTS Regional Director for the Northeast Region (Regional Director), is authorized to issue Orders to Cease and Desist where a savings association has consented to the issuance of an order;

NOW, THEREFORE, IT IS ORDERED that:

Compliance with Laws, Regulations and Safe and Sound Practices.
---------------------------------------------------------------

1. The Association and Eastern Funding and their respective directors, officers, employees, and agents shall cease and desist from any action (alone or with one or more others) that is intended or likely to have the effect of causing, bringing about, participating in, counseling, or aiding or abetting any violation of:

     a. 31 USC ss. 5318(h), 31 CFR ss. 103.120(b), 12 CFR ss. 563.177 (b)(1),
     and 31 CFR ss. 103.100 requiring effective Anti-Money Laundering (AML), Bank Secrecy Act (BSA), and Office of Foreign Control (OFAC) Compliance Programs;

     b. 12 CFR ss. 563.177(c)(1) requiring a system of internal controls to ensure ongoing BSA/AML/OFAC compliance;

     c. 12 ss. 563.177(c)(2) requiring independent testing for BSA/AML/OFAC compliance;

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     d. 12 CFR ss. 563.177(c)(3) requiring a designated individual responsible for coordinating and monitoring day-to-day BSA/AML/OFAC compliance;

     e. 12 CFR ss. 563.177(c)(4) requiring BSA training for appropriate personnel;

     f. 12 CFR ss. 563.180(d) and 31 CFR ss. 103.18 requiring the timely filing of accurate Suspicious Activity Reports (SARs); and

     g. 31 CFR ss. 103.22(b)(1) requiring the filing of Currency Transaction Reports (CTRs) with the Financial Crimes Enforcement Network (FinCEN).

Conduct a Risk Focused Assessment of Eastern Funding's BSA/AML/OFAC
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Risk Exposure.
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2. Within thirty (30) days of the Effective Date of this Order, the Association shall conduct a thorough risk assessment of Eastern Funding's BSA/AML/OFAC risk exposure (Risk Assessment) which takes into account the products, services, customers, transactions, and geographic locations unique to Eastern Funding that may expose it to money laundering, terrorism financing, or other illegal activities. The Risk Assessment shall identify the number of accounts that are both potentially medium or high risk and the basis for such determination. The Risk Assessment shall be updated on an ongoing basis, as necessary, but no less frequently than annually.

Develop and Implement BSA/AML/OFAC Program at Eastern Funding.
--------------------------------------------------------------

3. Within thirty (30) days of the Effective Date of this Order, the Association and Eastern Funding shall develop, adopt, implement and maintain a comprehensive BSA/AML/OFAC Program at Eastern Funding to ensure compliance with the Currency and Foreign Transaction Reporting Act, as amended by USA Patriot Act and other laws, 31 USC ss. 5311 et seq., and the related regulations issued and/or administered by FinCEN, 31 CFR ss. 103.11 et seq., and the related BSA regulations issued by the OTS, 12 CFR ss. 563.177 (collectively the BSA Laws and Regulations), the FinCen regulations governing SARs set forth at 31 CFR ss. 103.18, the OTS SAR regulations set forth at 12 CFR ss. 563.180 (collectively the SAR Regulations), the OFAC regulations set forth at 31 CFR Part 500 (the OFAC Regulations), and the terms of this order.

BSA/AML/OFAC Compliance Policies and Procedures Specific to Eastern Funding.
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4. Within thirty (30) days of the Effective Date of the Order, the BSA/AML/OFAC
Compliance Program shall include or provide for written policies and procedures that are specific to Eastern Funding and should fully address, but not be limited to, Enhanced Due Diligence for High Risk Customers, Automated Clearinghouse Transactions, and Cash Intensive Businesses Guidance outlined within the 2007 FFIEC BSA/AML Examination Manual and updates thereto. The BSA/AML Policies and Procedures must be approved by the Association's Board of Directors (Board) within forty five (45) days of the Effective Date of this Order and must be reflected in and attached as an exhibit to the minutes of the meetings at which the Board's approval is given.

Establishment and Implementation of a System of Internal Controls at
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Eastern Funding.
----------------

5. Within thirty (30) days of the Effective Date of the Order, the Association must implement a system of internal controls at Eastern Funding to ensure compliance with BSA Laws and Regulations. Such internal controls must include written policies, procedures and processes to monitor all transactions to ensure that all transactions are not being conducted for illegal purposes and that there is full compliance with all applicable BSA Laws and Regulations.

Independent Testing at Eastern Funding by an Outside Party.
-----------------------------------------------------------

6. Within sixty (60) days of the Effective Date of the Order, the Association must have an initial independent test ("Initial Independent Testing") of its BSA

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Compliance Program by an independent third party to ensure Eastern Funding's compliance with all applicable BSA Laws and Regulations, SAR Regulations, and OFAC Regulations. At a minimum, the BSA Initial Independent Testing shall be performed in accordance with pertinent guidance contained in the 2007 FFIEC BSA/AML Examination Manual and updates thereto and shall include:

     (a) An evaluation of the overall integrity and effectiveness of Eastern Funding's BSA Compliance Program;

     (b) A review of Eastern Funding's Risk Assessment;

     (c) Appropriate risk-based transaction testing at Eastern Funding;

     (d) An evaluation of Eastern Funding's efforts to resolve deficiencies noted in the September 8, 2008 Report of Examination;

     (e) A review of Eastern Funding's staff training for adequacy, accuracy and completeness;

     (f) A review of Eastern Funding's suspicious activity monitoring systems;
     and

     (g) An assessment of the overall process at Eastern Funding for identifying and reporting suspicious activity.

Semi-Annual Testing at Eastern Funding and Report to Board.
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7. After the Initial Independent Testing, further testing shall be conducted semi-annually, commencing no later than July 1, 2009, for the six-month period ending June 30, 2009 (Semi-Annual Testing). Such Semi-Annual Testing shall cover all substantive requirements and compliance processes, and shall follow up on corrective actions directed as a result of findings and/or recommendations contained in prior Semi-Annual Testing. No later than 45 days following the end of June and December each year, the outside independent party shall be required to prepare and present to the Board a written report detailing its findings and its recommended corrective actions to address any deficiencies. The written reports shall be considered by the Board and the Board shall approve and direct appropriate action by management to ensure that any and all corrective actions are taken by Eastern Funding. Such written reports shall be attached to the minutes of the Board meeting(s) at which the findings recommendations are presented, and all corrective actions approved by the Board shall be recorded in its minutes.

Designated Eastern Funding BSA Compliance Officer.
--------------------------------------------------

8. Within thirty (30) days of the Effective Date of the Order, the Association must designate an officer or employee who shall be: (i) designated as Eastern Funding's BSA Compliance Officer; and (ii) actively managing, coordinating, and monitoring Eastern Funding's day-to-day compliance with the BSA Laws and Regulations and Eastern Funding's Compliance Program. Eastern Funding's BSA Compliance Officer shall have sufficient authority, expertise, competency, time, staff and resources to perform his or her assigned BSA responsibilities on a day-to-day basis.

BSA/AML Training at Eastern Funding.
------------------------------------

9. Effective immediately, the Association must provide BSA/AML training on an annual basis for all Eastern Funding personnel whose duties require knowledge of the BSA and the Association must maintain written documentation of such training. The Association's Board shall be provided with BSA/AML training that, at a minimum, covers the importance of BSA/AML regulatory requirements, the ramifications of noncompliance with the BSA/AML regulatory requirements, and the risks posed to the Association and Eastern Funding in the event of noncompliance with the BSA/AML regulatory requirements. Within sixty (60) days of the Effective Date of the Order, and at least annually thereafter, the Eastern Funding BSA Compliance Officer must submit to the Board a written report that:

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(i) sets forth the scope, nature, and frequency of Eastern Funding's BSA training provided during the previous twelve month period; (ii) evaluates the effectiveness of the training program; and (iii) recommends updates or revisions to the training program, to ensure that Eastern Funding personnel have access to the most current information (BSA Training Report). The BSA Training Report shall be attached to the minutes of the Board meeting at which it is considered and reviewed.

Currency Transaction Reporting at Eastern Funding.
--------------------------------------------------

10. CTR System. Within thirty (30) days of the Effective Date of the Order, the Association must implement a system at Eastern Funding designed to ensure the proper and timely filing of CTRs as required by 31 CFR ss. 103.22 (c)(2) and ss. 103.27.

11. Report of CTR Review. Within thirty (30) days of the Effective Date of the Order, the Association must review all currency transactions over $5,000.00 at Eastern Funding from April 13, 2006 to the Effective Date of the Order and determine whether a CTR should have been filed ("CTR Review"). Within forty five days of completion of the CTR Review, the Association shall provide a report to the Board containing the results of its CTR Review and complete the filing of a CTR for any transaction(s) for which the Association determines that a CTR should have been filed. The Report to the Board, at a minimum, shall include:
(i) a list of all transactions for which a CTR should have been filed; (ii) the relevant date(s) of the transactions; (iii) a brief description of the facts and circumstances requiring a CTR to be filed; and (iv) the date that each CTR was actually filed. A copy of the Report shall be attached to the minutes of the Board meeting.

OFAC Compliance Program and Screening at Eastern Funding.
---------------------------------------------------------

12. Within thirty (30) days of the Effective Date of the Order, the Board shall direct management to take appropriate actions to ensure that Eastern Funding's OFAC Compliance Program comports with the guidance for such programs set out in the 2007 FFIEC BSA/AML Examination Manual and updates thereto, including the guidance relating to the use of appropriate procedures, systems and internal controls for reviewing, screening, and reporting in connection with cash transactions conducted by, at, or through the Association and/or Eastern Funding.

13. Within thirty (30) days of the Effective Date of the Order, the Association must verify that all Eastern Funding customer records have been reviewed against the OFAC list of specially designated nationals pursuant to OFAC Regulations set forth at 31 CFR Part 500.

Suspicious Activity Detection and Reporting at Eastern Funding.
---------------------------------------------------------------

14. SAR Detection System. Within thirty (30) days of the Effective Date of the Order, the Association shall implement a SAR detection and reporting system at Eastern Funding designed to ensure that all transactions are reviewed and that all suspicious transactions and activity are identified and accurately reported pursuant to 31 CFR ss. 103.18 and 12 CFR ss. 563.180(d). The Association must also provide for the monitoring, assessment, and review of the effectiveness of Eastern Funding's investigative procedures related to suspicious transactions and activity and the propriety of its decision whether or not to file a SAR.

15. Reporting Suspicious Activity. Effective immediately, each director, officer, employee, and agent of Eastern Funding shall promptly report suspicious transactions to the Association's BSA Compliance Officer in writing. Following notification, the Association shall: (i) where appropriate, timely file a properly completed SAR; (ii) where there is a decision not to file a SAR, generate and maintain written records: (a) describing the reason(s) underlying the determination not to file a SAR; (b) identifying the individual(s) who conducted the review; and (c) specifying what information was reviewed; and
(iii) retain all documentation and records required by 12 CFR ss. 563.180(d)(8) for no less than five (5) years, regardless of whether a SAR is filed.

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16. Compliance with SAR Instructions. Effective immediately, the Association must ensure that each SAR prepared relating to Eastern Funding complies fully with applicable instructions, including without limitation, the need to: (i) include sufficient detailed information within the SAR form to comply with the SAR form instructions; (ii) provide within the SAR form itself a meaningful detailed narrative description of the suspicious activity, in conformity with the instructions set out in Part V of the SAR form; and (iii) ensure that the filing of the SAR is accomplished in timely fashion pursuant to the SAR Regulations.

17. Look-Back Review. Within thirty (30) days of the Effective Date of the Order, the Association must review all cash transactions in excess of $5,000.00 at Eastern Funding from April 13, 2006 to the Effective Date of the Order to determine whether any SARs should have been filed. Within thirty (30) days of the SAR Review, the Association shall provide a report to the Regional Director containing the results of its SAR Review and shall complete the filing of a SAR for any activity or transaction for which it determines a SAR should have been filed. The report to the Regional Director, at a minimum, shall include: (i) a list of all transactions or activity for which a SAR should have been filed;
(ii) the relevant date(s) of the transaction(s) or activity; (iii) a brief description of the facts and circumstances requiring a SAR to be filed; and (iv) the date each SAR was actually filed.

18. Revision/Resubmission of SARs. Within thirty (30) days of the Effective Date of the Order, the Association shall revise and resubmit electronically to FinCEN, any SAR previously filed by Eastern Funding from April 13, 2006 to the Effective Date of the Order that: (i) does not comply with the SAR instructions outlined in paragraph 16 of this Order; (ii) was identified pursuant to the look-back review referenced in Paragraph 17 of this Order; and/or (iii) as OTS may designate.

19. SAR Reports to the Board of Directors. On a monthly basis, commencing within thirty (30) days of the Effective Date of this Order, the Association shall furnish the Board with a written report that: (i) states the number of SARs prepared during the previous calendar month relating to Eastern Funding; and
(ii) provides a meaningful summary of the person(s), conduct, and/or events that are the subject of each such SAR. Such reports shall be attached to the minutes of the Board meetings.

Enhancements to the Association's BSA/AML Compliance Program for the Indirect
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Automobile Lending Department
-----------------------------

20. BSA/AML Policies and Procedures. Within thirty (30) days of the Effective Date of the Order, the Association shall amend, supplement and expand its BSA/AML Compliance Program to include BSA/AML compliance policies and procedures for the Association's Indirect Automobile Lending Department. The policies and procedures shall address BSA/AML issues that are specific to this Department.

21. Risk Assessment. Within thirty (30) days of the Effective Date of the Order, the Association shall conduct a thorough risk assessment of the BSA, AML, and OFAC risk exposure which takes in to account the products, services, customers, transactions and geographic locations unique to the Association's Indirect Automobile Lending Department. The Risk Assessment shall be updated on an ongoing basis, as necessary, but no less frequently than annually.

Designated BSA Compliance Officer for the Association's Indirect Automobile
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Lending Department.
-------------------

22. Within thirty (30) days of the Effective Date of the Order, the Association must identify an officer or employee who shall be: (i) designated as the BSA Compliance Officer for the Indirect Automobile Lending Department; and (ii) actively managing, coordinating, and monitoring this Department's day-to-day compliance with the BSA Laws and Regulations under the Association's Compliance Program. The BSA officer shall have sufficient authority, expertise, competency, time, staff and resources to perform his or her assigned BSA responsibilities on a day-to-day basis.

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BSA/AML Training for the Association's Indirect Automobile Lending Department.
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23. Effective immediately, the Association shall expand its BSA/AML training program to include BSA/AML training on an annual basis for all personnel in the Indirect Automobile Lending Department whose duties require knowledge of the BSA. The training shall be tailored to address BSA/AML issues that may be specific for this line of business. The Association's BSA Compliance Officer shall maintain written documentation of such training. Within thirty (30) days of the Effective Date of the Order, and at least annually thereafter, the BSA Compliance Officer must submit to the Board a written report that: (i) sets forth the scope, nature, and frequency of the BSA training provided during the previous year; (ii) evaluates the effectiveness of the training program; and
(iii) recommends updates or revisions to the training program, to ensure that Association personnel in the Indirect Automobile Lending Department have access to the most current information (BSA Training Report). The BSA Training Report shall be attached to the minutes of the Board meeting at which it is considered and reviewed.

Effective Date, Incorporation of Stipulation.
---------------------------------------------

24. This Order is effective on the Effective Date as shown on the first page. The Stipulation is made a part hereof and is incorporated herein by this reference.

Duration.
---------

25. This Order shall remain in effect until terminated, modified or suspended, by written notice of such action by OTS, acting by and through its authorized representatives.

Time Calculations.
------------------

26. Calculation of time limitations for compliance with the terms of this Order run from the Effective Date and shall be based on calendar days, unless otherwise noted.

27. The Regional Director, or an OTS authorized representative, may extend any of the deadlines set forth in the provisions of this Order upon written request by the Association that includes reasons in support for any such extension. Any OTS extension shall be made in writing.

Submissions and Notices.
------------------------

28. All submissions, including progress reports, to OTS that are required by or contemplated by this Order shall be submitted within the specified timeframes.

29. Except as otherwise provided herein, all submissions, requests, communications, consents or other documents relating to this Order shall be in writing and sent by first class U.S. mail (or by reputable overnight carrier, electronic facsimile transmission or hand delivery by messenger) addressed as follows:

(i) To OTS:
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       Regional Director, Northeast Region
       Attn: John Burke, Assistant Director
       Office of Thrift Supervision
       35 Braintree Hill Office Parks
       Suite 201
       Braintree, Massachusetts 02184 - Fax: (201) 413-7543

(ii)   To the Association:
       -------------------

       Brookline Bank
       Attn: Richard P. Chapman, Jr.
       Chief Executive Officer and

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       Chairman of the Board of Directors
       160 Washington Street
       Brookline, Massachusetts 02445 - Fax: (617) 730-3518

 (iii) To Eastern Funding:
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       Eastern Funding LLC
       Attn: Michael J. Fanger
       President and Chief Executive Officer
       213 West 35th Street
       New York City, New York 10001
       Fax: (212) 819-9764

No Violations Authorized.
-------------------------

30. Nothing in this Order or the Stipulation shall be construed as allowing the Association, or Eastern Funding or the Board, officers or employees to violate any law, rule, or regulation.

IT IS SO ORDERED.



OFFICE OF THRIFT SUPERVISION

By: /s/  Michael E. Finn
    --------------------
    Michael E. Finn
    Regional Director, Northeast Region

Date: See Effective Date on page 1


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